Exhibit 10.34

EXECUTION VERSION

AMENDMENT NO. 2
TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT

This AMENDMENT NO. 2 TO AMENDED AND RESTATED SECURED CREDIT AGREEMENT (this “Amendment”) is dated as of September 14, 2015 among WHEELS UP PARTNERS LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Borrower”), and the REQUIRED LENDERS party hereto (the “Required Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Required Lenders, and Bank of Utah, as administrative agent and security trustee, among others, are parties to that certain Amended and Restated Secured Credit Agreement, dated as of August 27, 2014, as amended by that certain Omnibus Agreement and Amendment No. 1, dated as of June 30, 2015 (as amended, supplemented and modified from time to time, the “Credit Agreement”); and

WHEREAS, each of the parties hereto wishes to amend the Credit Agreement in certain respects.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.        Definitions. Except as otherwise defined in this Amendment, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement and shall be interpreted in accordance the Credit Agreement.

Section 2.        Amendment to the Credit Agreement. The last paragraph of Section 6.04 of the Credit Agreement is hereby amended and restated as follows:

Notwithstanding anything to the contrary herein, any Restricted Payment under this Section 6.04 may be made only if the Borrower has delivered the financial statements required to be delivered by it pursuant to Section 5.01(a)(i) or (a)(iii) through the date such Restricted Payment is made, and the CMV Appraisal required in respect of such Restricted Payment under Section 5.02(d). In addition, it is understood and agreed that the following shall not constitute Restricted Payments hereunder: (A) distributions to the sole member of the Borrower made to fund subsequent distributions by such sole member to its members in an amount equal to the aggregate federal, state and local income tax liability, including estimated tax payments, such members would have incurred (or estimated to incur) arising from allocations of taxable income (including gross items thereof) as a result of such members’ ownership of Interests calculated (1) as if all such members were taxable at a tax rate equal to the higher of (x) the highest marginal federal, state and local income tax rates applicable to a corporation resident in New York City, New York and (y) the highest marginal federal, state and local income tax rates applicable to an individual resident in New York City, New York, regardless of the actual tax rate of any of such members, (2) as if allocations of such taxable income were, for such year, the sole source of income and loss for such members, but subject to the maximum marginal income tax rates described in clause (1) above regardless of the amount of such taxable income, and (3) by taking into account the character of such income and reduced long-term capital gain rates, where applicable, and the carryover of items of loss, deduction and expense previously allocated by the Borrower’s sole member to such members for a period after the date hereof to the extent not previously taken into account under this clause (3) and (B) proceeds of the Borrower’s key man life insurance policy that are payable to the Borrower’s sole member. If the amount of distributions for taxes actually made with respect to a taxable year is less than the amount calculated pursuant to this Section 6.04, the Borrower may distribute the amount of such shortfall in a subsequent taxable year.

[Amendment No. 2]

Section 3.       Ratification; Effectiveness. The amendments set forth herein shall be effective as and from the date of the Credit Agreement, and from and after the date hereof any and all references to the Credit Agreement in any of the Operative Documents shall be deemed to refer to the Credit Agreement as amended hereby. Except as amended hereby, each of the parties hereto acknowledges and agrees that the Credit Agreement shall continue and shall remain in full force and effect in all respects.

Section 4.      Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

Section 5.        Miscellaneous.

(a)     The section headings in this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

(b)     Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and shall not invalidate or render unenforceable the other provisions hereof in any jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

(c)     This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

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2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

WHEELS UP PARTNERS LLC

By:	/s/ Carl F. Thorsberg
Name: Carl F. Thorsberg
Title: Chief Financial Officer

Required Lenders

Magnetar Constellation Master Fund, Ltd,
as a Class A Lender

By: Magnetar Financial LLC, its investment manager

By:	/s/ Anthony Fox
Name: Anthony Fox
Title: Chief Financial Officer - Funds

Magnetar SC Fund Ltd.,
as a Class A Lender

By: Magnetar Financial LLC, its investment manager

By:	/s/ Anthony Fox
Name: Anthony Fox
Title: Chief Financial Officer - Funds

Magnetar Constellation Fund II, Ltd.,
as a Class A Lender

By: Magnetar Financial LLC, its investment manager

By:	/s/ Anthony Fox
Name: Anthony Fox
Title: Chief Financial Officer - Funds

Magnetar Xing He Master Fund Ltd.,
as a Class A Lender

By: Magnetar Financial LLC, its investment manager

By:	/s/ Anthony Fox
Name: Anthony Fox
Title: Chief Financial Officer - Funds

Jefferies Leveraged Credit Products, LLC,
as a Class A Lender

By:	/s/ Paul J. Loomis
Name: Paul J. Loomis
Title: Managing Director

Ability Insurance Company,
as a Class A Lender

By:	/s/ Richard Vecchiolla
Name: Richard Vecchiolla
Title: Attorney-In-Fact

THL Credit, Inc.,
as a Class A Lender

By:	/s/ Terrence W. Olson
Name: Terrence W. Olson
Title: Chief Financial Officer

Medley Capital Corporation,
as a Class A Lender

By:	/s/ Richard Allorto
Name: Richard Allorto
Title: CFO

Deutsche Bank AG Cayman Islands Branch,
as a Class A Lender

By: DB Services New Jersey, Inc.

By:	/s/ Andrew MacDonald
Name: Andrew MacDonald
Title: Assistant Vice President

By:	/s/ Deirdre Cesario
Name: Deirdre Cesario
Title: Assistant Vice President

Magnetar Andromeda Select Fund LLC,
as a Class B Lender

By: Magnetar Financial LLC, its investment manager

By:	/s/ Anthony Fox
Name: Anthony Fox
Title: Chief Financial Officer - Funds

Magnetar Structured Credit Fund, LP,
as a Class B Lender

By: Magnetar Financial LLC, its general partner

By:	/s/ Anthony Fox
Name: Anthony Fox
Title: Chief Financial Officer - Funds

Magnetar Constellation Fund IV LLC,
as a Class B Lender

By: Magnetar Financial LLC, its manager

By:	/s/ Anthony Fox
Name: Anthony Fox
Title: Chief Financial Officer - Funds